                                                                  EXECUTION COPY


                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDMENT dated as of June 27, 2003 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of December 21, 2001 (as amended by the First Amendment dated as of March 31, 2003 (the "FIRST AMENDMENT"), the "CREDIT AGREEMENT") among LORAL SPACECOM CORPORATION, a Delaware corporation (the "BORROWER"), the banks and other financial institutions party thereto (the "BANKS") and BANK OF AMERICA, N.A., as administrative agent for the Banks (the "ADMINISTRATIVE AGENT") and as Issuing Bank.

                              W I T N E S S E T H :

      WHEREAS, Space Systems/Loral, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower ("SS/L"), and INTELSAT LLC ("INTELSAT") are parties to a Contract No. Intel-1700 dated as of March 18, 1997 (as amended, the "EXISTING INTELSAT 1700 CONTRACT") and a Contract No. Intel-683 dated as of October 4, 1988 (as amended, the "EXISTING INTELSAT 683 CONTRACT" and, together with the Existing Intelsat 1700 Contract, the "EXISTING INTELSAT CONTRACTS");

      WHEREAS, Intelsat has assigned the INTELSAT VII (the "SPACECRAFT") and the Spacecraft payment obligations pursuant to the Existing Intelsat 683 Contract, including certain performance and incentive payments in the future in relation to the Spacecraft, to New Skies Satellites N.V. (the "NEW SKIES PAYMENTS");

      WHEREAS, pursuant to the Existing Intelsat Contracts (i) SS/L is entitled to receive from Intelsat certain performance and incentive payments in the future in relation to the satellites described therein (not including the New Skies Payments, the "ORBITAL PAYMENTS") and (ii) SS/L is liable to Intelsat for loss of redundancy, certain on-orbit events, failure to support anomaly support and certain other future events in relation to such satellites (not including the liabilities relating to the Spacecraft, the "INTELSAT CONTRACT DAMAGES");

      WHEREAS, in connection with the Existing Intelsat Contracts, SS/L and Alcatel Space Industries ("ALCATEL") have entered into a Firm Fixed Price Subcontract, S-612837-RJW, dated as of March 18, 1997 (as amended, the "EXISTING ALCATEL RJW SUBCONTRACT"), a Firm Fixed Price Subcontract, SC-995212-AK, dated as of October 4, 1988 (as amended, the "EXISTING ALCATEL AK

SUBCONTRACT") and a Firm Fixed Price Subcontract, KS-274516-S, dated as of September 16, 1992 (as amended, the "EXISTING ALCATEL S SUBCONTRACT" and, together with the Existing Alcatel RJW Subcontract and the Existing Alcatel AK Subcontract, the "EXISTING ALCATEL SUBCONTRACTS"), pursuant to which Alcatel is to be paid by SS/L a portion of the Orbital Payments (the "SUBCONTRACTOR ORBITAL PAYMENTS"; the balance of the Orbital Payments is referred to herein as the "SS/L ORBITAL PAYMENTS");

      WHEREAS, SS/L and Intelsat desire to enter into an Amendment No. 7 (the "INTELSAT 1700 AMENDMENT") to the Existing Intelsat 1700 Contract and an Amendment No. 16 (the "INTELSAT 683 AMENDMENT") to the Existing Intelsat 683 Contract (as so amended, the Existing Intelsat Contracts are referred to herein as the "INTELSAT CONTRACTS"), and SS/L and Alcatel desire to enter into an Amendment No. 6 (the "ALCATEL RJW SUBCONTRACT AMENDMENT") to the Existing Alcatel RJW Subcontract and an Amendment No. 8 (the "ALCATEL AK SUBCONTRACT AMENDMENT" and, together with the Intelsat 1700 Amendment, the Intelsat 683 Amendment and the Alcatel RJW Subcontract Amendment, the "ORBITALS AMENDMENTS") to the Existing Alcatel AK Subcontract (as so amended, the Existing Alcatel Subcontracts are referred to herein as the "ALCATEL SUBCONTRACTS");

      WHEREAS, pursuant to the Orbitals Amendments, (i) SS/L agrees to sell to Intelsat the SS/L Orbital Payments for $60,000,000 in cash, $5,000,000 of which will be deposited directly in the Intelsat Escrow Account (as described below),
(ii) SS/L agrees to assign to Alcatel all of its right, title and interest in the Subcontractor Orbital Payments, (iii) SS/L agrees to maintain a balance of at least $5,000,000 (the "ESCROW MINIMUM BALANCE") in addition to the amount of any claims of Intelsat Contract Damages that are subject to a good faith dispute (the "FROZEN FUNDS") in an escrow account held by Intelsat at a financial institution acceptable to SS/L and Intelsat (the "INTELSAT ESCROW ACCOUNT") to secure SS/L's performance of its obligations to pay the Intelsat Contract Damages as they become due, with all amounts remaining in the Intelsat Escrow Account upon termination of such obligations to be paid to SS/L, (iv) SS/L's agreement to maintain the Escrow Minimum Balance in addition to any Frozen Funds is to be evidenced by a contingent note of SS/L secured in an aggregate principal amount of $45,000,000 in favor of Intelsat (the "SS/L CONTINGENT NOTE") and (v) as security for SS/L's obligations to make payments under the SS/L Contingent Note, SS/L agrees to deposit in a separate bank account (the "WILDBLUE DEPOSIT ACCOUNT") all amounts (the "WILDBLUE RECEIVABLES") to be paid to SS/L under a proposed contract with WildBlue Communications, Inc. (the "WILDBLUE CONTRACT") to be entered into concurrently with the execution of the Orbitals Amendments and providing for the resumption of construction by SS/L of a satellite for WildBlue (the "WILDBLUE SATELLITE"), and to grant to Intelsat a first priority security interest (with the Banks to retain a second priority security interest) in the WildBlue Receivables and the WildBlue Deposit Account (and all amounts therein), subject to SS/L's right to withdraw any amounts in the


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
WildBlue Deposit Account at any time when the Intelsat Escrow Account has the Escrow Minimum Balance and no amount is due and unpaid under the SS/L Contingent Note;

      WHEREAS, Loral, the Parent, the Borrower and SS/L (collectively, the "LORAL PARTIES") and Alcatel are currently engaged in arbitration proceedings regarding certain disputes and propose to enter into a settlement agreement relating to such disputes, substantially on the terms set forth in the June 20, 2003 outline of terms previously distributed to the Banks, pursuant to a filing with the International Chamber of Commerce (the "ALCATEL SETTLEMENT");

      WHEREAS, pursuant to the terms of the proposed Alcatel Settlement, (i) the Loral Parties would pay to Alcatel (1) $5,000,000 in cash concurrently with the effectiveness of the Alcatel Settlement and (2) an additional $8,000,000 on a deferred, unsecured basis (the "DEFERRED PAYMENT"), (ii) the Loral Parties would transfer to Alcatel all ownership interests held by Loral and its affiliates in SkyBridge Limited Partnership ("SKYBRIDGE"), (iii) the Loral Parties would transfer to Alcatel all ownership interests held by Loral and its affiliates in Europe*Star Limited and certain affiliated entities (collectively, "EUROPE*STAR"), (iv) SS/L would pay to Alcatel all amounts due under certain contracts between SS/L and Alcatel, (v) Alcatel would transfer to Loral (or an affiliate) all ownership interests held by Alcatel and its affiliates in CyberStar, L.P. ("CYBERSTAR"), (vi) the Loral Parties and their affiliates would waive and release any and all claims or rights against Alcatel and Europe*Star with respect to Europe*Star and the Europe*Star I and Europe*Star II satellites, including receivables owing to the Loral Parties relating to such satellites (the "EUROPE*STAR RECEIVABLES"), and (vii) the Loral Parties and Alcatel would give each other a variety of waivers and releases;

      WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, in addition to those contained in the First Amendment, in connection with the transactions contemplated by the Orbitals Amendments (collectively, the "ORBITALS MONETIZATION") and the Alcatel Settlement; and

      WHEREAS, the Banks party hereto have reviewed and do not object to the proposed terms of the Orbitals Monetization and the Alcatel Settlement and have agreed to the requested amendments on the terms and conditions set forth herein.

      NOW, THEREFORE, the parties hereto agree as follows:

      Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

      Section 2. Certain Modifications of the Credit Agreement. (a) Notwithstanding the provisions of Section 9.2 of the Credit Agreement, SS/L shall be permitted to incur Indebtedness evidenced by the SS/L Contingent Note.

      (b) Notwithstanding the provisions of Section 9.3 of the Credit Agreement, SS/L may create the first priority Liens contemplated by the Orbitals Monetization on the WildBlue Deposit Account (and all amounts therein), the WildBlue Receivables, the WildBlue Satellite work-in-progress (to secure progress payments, milestone payments, advances, deferred payments and similar arrangements under the WildBlue Contract) and the Intelsat Escrow Account, provided that the Banks retain a second priority Lien on the WildBlue Receivables and the WildBlue Deposit Account (and all amounts therein).

      (c) Notwithstanding the provisions of Section 9.6 of the Credit Agreement, SS/L shall be permitted to assign to Alcatel all of its right, title and interest in the Subcontractor Orbital Payments to satisfy in full SS/L's obligations to pay the Subcontractor Orbital Payments to Alcatel under the Existing Alcatel Subcontracts.

      (d) Notwithstanding the provisions of Section 9.6 of the Credit Agreement, SS/L shall be permitted to (i) transfer to Alcatel all of its ownership interests in SkyBridge pursuant to the Alcatel Settlement and (ii) release all of its right, title and interest in the Euro*Star Receivables pursuant to the Alcatel Settlement.

      (e) The Borrower agrees, and Loral by its signature below agrees, that without the prior consent of the Required Banks it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or agree to pay any retention, severance or performance bonuses or deferred compensation or other retirement pay, other than in the ordinary course of business consistent with past practice or payments made pursuant to plans, agreements or policies as in effect on the date hereof.

      (f) For all purposes of the First Amendment (including Section 7(k)(vi) thereof), transactions with substantially the same substance as described in the Borrower's description of the Orbitals Monetization distributed to the Banks by the Administrative Agent on June 9, 2003 shall, subject to the other requirements of the First Amendment, qualify as the "Orbitals Transaction."

      (g) The Administrative Agent and the Collateral Agent are authorized and directed to execute and deliver any consents, agreements or other instruments to give effect to the foregoing.

      (h) The Borrower agrees, and Loral by its signature below agrees, that it shall not, and shall not permit any of its Subsidiaries to, make the Deferred Payment unless (i) Loral has delivered to the Administrative Agent a forecast for the period ending on December 31, 2003 demonstrating that, after giving effect to making the Deferred Payment, it will have adequate liquidity for its businesses and (ii) the Required Banks, in their reasonable discretion, are satisfied with the form and substance of such forecast.

      Section 3. Miscellaneous Provisions. (a) The Borrower agrees that this Amendment shall be considered a "Loan Document" for all purposes of the Credit Agreement, including without limitation Section 10(e) thereof.

      (b) The Borrower understands and accepts that:

            (i) except as expressly set forth herein, this Amendment shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects, and that no failure or delay by the Banks or any one of them in exercising any right, power or privilege under any Loan Document, or any other action taken or not taken or statement made, during the period prior to the date hereof or during the period thereafter shall operate as a waiver thereof or obligate any Bank to agree to any further amendments to or waivers under any Loan Document; and

            (ii) the Banks have given no assurance that they will grant any further amendments to the Credit Agreement or any other Loan Document.

      (c) The Borrower acknowledges that although Davis Polk & Wardwell is engaged as special counsel to the Administrative Agent, Morgan, Lewis & Bockius LLP has been engaged by the Administrative Agent as special counsel for the Banks for purposes of advising as to matters arising under the Credit Agreement and the other Loan Documents, including issues where the interests of the Banks are different from those of the lenders under the Satellite Credit Facility (as defined in the First Amendment), and agrees that the fees and expenses of such firm will be included in the expenses covered by Section 8(b) of the First Amendment.

      (d) The Borrower confirms that Loral has engaged Conway, Del Genio, Gries & Co., LLC to provide financial and other advisory services to Loral and its Subsidiaries of a scope as previously described by the Borrower to the Steering Committee (as defined in the First Amendment), and Loral, by its signature below, confirms that it will maintain such an engagement with either such firm or a successor firm of recognized national standing with comparable abilities.

      Section 4. Release of Bank Liability. The Borrower, for itself and on behalf of its affiliated entities, successors, assigns and legal representatives (the "BORROWER PARTIES"), jointly and severally releases, acquits and forever discharges the Administrative Agent, the Collateral Agent and each Bank (collectively, the "BANK PARTIES"), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively, the "BANKS' Affiliates") from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Borrower or any other Borrower Party has or may have against any of the Bank Parties and/or the Banks' Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof, including but not limited to any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called "lender liability theories", (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) any actions or omissions of any of the Bank Parties and/or the Banks' Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees or (viii) damages to business reputation.

      Section 5. Representations of the Borrower. The Borrower represents and warrants that, except as expressly waived hereby, the representations and warranties of the Borrower set forth in Article 6 of the Credit Agreement (other than Sections 6.2(a), 6.7 and 6.15) will be true on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. The Borrower further represents and warrants that all information (other than projections) heretofore furnished by or on behalf of the Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Amendment does not, and all such information hereafter furnished by or on behalf of the Borrower to the Administrative Agent or any Bank will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in light of the circumstances under which they were or will be made, not misleading.

      Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 8. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

            (i) the Administrative Agent shall have received from each of the Borrower, each Guarantor, Loral and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

            (ii) confirmation that the Borrower has paid all statements of Davis Polk & Wardwell, special counsel for the Administrative Agent, Morgan, Lewis & Bockius, LLP, special counsel for the Banks, and of Ernst & Young Corporate Finance LLC that have been rendered to the Borrower at least one Business Day prior to the Amendment Effective Date in respect of this Amendment or other Credit Agreement matters;

            (iii) the Administrative Agent shall have received evidence satisfactory to it that either prior to the time all of the other conditions to the Amendment Effective Date (excluding the provisio at the end of this Section 8(a)) have been satisfied the regularly scheduled payments of principal (together with accrued interest) under the Credit Agreement and the Satellite Credit Facility due on June 30, 2003 have been paid or arrangements are in place for such payments to be made concurrently with such conditions to the Amendment Effective Date being satisfied (it being understood that if the Amendment Effective Date occurs prior to June 30, 2003, such principal payments (together with accrued interest) shall be made, by immediate application of a portion of the proceeds of the Orbitals Monetization, on such prior day (and each Bank party hereto waives (including, if the case, in its capacity as a lender under the Satellite Credit Facility) any requirement of prior notice of such payment)); and

            (iv) the Administrative Agent shall have received such officer's and secretary's certificates and such other documents relating to the Borrower, the Guarantors and the matters contemplated hereby as it shall have reasonably requested;

provided that the provisions of Section 2(d) shall not become effective until the Administrative Agent has received a copy of the definitive documentation for the Alcatel Settlement in substantially final form and has advised Loral that it is satisfied that such documentation makes provision for issues affecting the Banks and the lenders under the Satellite Credit Facility previously discussed by the Administrative Agent with the Borrower and its advisors substantially as discussed.


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
Promptly upon the occurrence of the Amendment Effective Date, the Administrative Agent shall notify each of the parties hereto, and such notice shall be conclusive and binding on all parties hereto.

      (b) Each Guarantor, by its signature below, hereby consents to this Amendment and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any other Loan Document, and hereby ratifies and confirms all of the Loan Documents to which it is a party.

                            [Signature Pages Follow]


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
      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                         LORAL SPACECOM CORPORATION



                                  By:/s/ Eric J. Zahler
                                     ---------------------
                                  Name:  Eric J. Zahler
                                  Title:  President and Chief Operating Officer




                           [Signature Pages Continue]

GUARANTORS:                       LORAL SPACE & COMMUNICATIONS CORPORATION


                                  By:/s/ Eric J. Zahler
                                     ---------------------
                                  Name:  Eric J. Zahler
                                  Title:  President and Chief Operating Officer



                                  SPACE SYSTEMS/LORAL, INC.


                                  By:/s/ C. Patrick DeWitt
                                     ------------------------
                                  Name:  C. Patrick DeWitt
                                  Title:  President and Chief Operating Officer



                                  LORAL COMMUNICATIONS SERVICES, INC.


                                  By:/s/ Eric J. Zahler
                                     ---------------------
                                  Name:  Eric J. Zahler
                                  Title:  President and Chief Operating Officer



                                  LORAL GROUND SERVICES, L.L.C.


                                  By:/s/ Eric J. Zahler
                                     ---------------------
                                  Name:  Eric J. Zahler
                                  Title:  President and Chief Operating Officer



LORAL:                            ACKNOWLEDGED AND AGREED
                                  FOR PURPOSES OF SECTIONS 2(e),
                                  2(h) and 3(d):


                                  LORAL SPACE & COMMUNICATIONS
                                  LTD.


                                  By:/s/ Eric J. Zahler
                                     ---------------------
                                  Name:  Eric J. Zahler
                                  Title:  President and Chief Operating Officer



                           [Signature Pages Continue]

AGENT:                            BANK OF AMERICA, N.A., in its capacity
                                  as Administrative Agent

                                  By:/s/ Kimberly Williams
                                     ------------------------
                                  Name:  Kimberly Williams
                                  Title:  Vice President



LENDERS: BANK OF AMERICA, N.A., individually in its capacity as a Lender and Issuing Bank


                                  By:/s/ H.G. Wheelock
                                     --------------------
                                  Name:  H.G. Wheelock
                                  Title:  Managing Director



                                  BANK OF MONTREAL


                                  By:
                                  Name:
                                  Title:



                                  THE BANK OF NOVA SCOTIA


                                  By:
                                  Name:
                                  Title:



                                  BARCLAYS BANK PLC


                                  By:
                                  Name:
                                  Title:



                                  BAYERISCHE LANDESBANK


                                  By:
                                  Name:
                                  Title:



                           [Signature Pages Continue]

                                  BNP PARIBAS

                                  By:
                                  Name:
                                  Title:

                                  By:
                                  Name:
                                  Title:



                                  CANPARTNERS INVESTMENTS IV LLC


                                  By:
                                  Name:
                                  Title:



                                  COMM INVESTORS LLC


                                  By:
                                  Name:
                                  Title:



                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:/s/ Stephane Ducroizet
                                     -------------------------
                                  Name:  Stephane Ducroizet
                                  Title:  Vice President



                                  DB STRUCTURED PRODUCTS INC.


                                  By:
                                  Name:
                                  Title:



                           [Signature Pages Continue]

                                  DEUTSCHE BANK AG,
                                  NEW YORK BRANCH


                                  By:/s/ Silvia L. Spear
                                     ----------------------
                                  Name:  Silvia L. Spear
                                  Title:  Managing Director

                                  By:/s/ David J. Bell
                                     --------------------
                                  Name:  David J. Bell
                                  Title:  Director



                                  DEUTSCHE BANK TRUST CO AMERICAS


                                  By:
                                  Name:
                                  Title:



                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:/s/ Karl Kieffer
                                     -------------------
                                  Name:  Karl Kieffer
                                  Title:  Duly Authorized Signatory



                                  GE CAPITAL CFE INC


                                  By:/s/ Karl Kieffer
                                     -------------------
                                  Name:  Karl Kieffer
                                  Title:  Duly Authorized Signatory



                                  GEOSTAR INVESTORS LLC


                                  By:
                                  Name:
                                  Title:



                                  GOLDENTREE HY OPPORTUNITIES II, L.P.


                                  By:
                                  Name:
                                  Title:



                           [Signature Pages Continue]

                                  GOLDENTREE HIGH YIELD MASTER FUND, LTD


                                  By:
                                  Name:
                                  Title:



                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By:
                                  Name:
                                  Title:



                                  JPMORGAN CHASE BANK


                                  By:/s/ Anne Marie Greer
                                     -----------------------
                                  Name:  Anne Marie Greer
                                  Title:  Vice President



                                  MORGAN STANLEY SENIOR FUNDING INC.


                                  By:
                                  Name:
                                  Title:



                                  NATIONAL CITY BANK


                                  By:
                                  Name:
                                  Title:



                                  REDWOOD MASTER FUND, LTD.


                                  By:
                                  Name:
                                  Title:



                           [Signature Pages Continue]

                                  SANPAOLO IMI SPA


                                  By:
                                  Name:
                                  Title:

                                  By:
                                  Name:
                                  Title:



                                  SOCIETE GENERALE


                                  By:/s/ Milissa Goeden
                                     ---------------------
                                  Name:  Milissa Goeden
                                  Title:  Vice President